Exhibit 10.6

Execution Version

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

FIFTH AMENDMENT TO LOAN ORIGINATION AGREEMENT

THIS FIFTH AMENDMENT TO LOAN ORIGINATION AGREEMENT (this “Amendment”) is made as of May 21, 2018 by and between GreenSky, LLC (f/k/a GreenSky Trade Credit, LLC), a Georgia limited liability company (“Servicer”), and Synovus Bank, a Georgia state-chartered bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Origination Agreement (as defined herein).

WITNESSETH:

WHEREAS, Lender and Servicer have previously entered into that certain Origination Agreement dated as of August 4, 2015, as amended (the “Origination Agreement”);

WHEREAS, on or about the date hereof, Lender is entering into one or more purchase agreements to acquire groups of loans originated by a financial institution other than Lender through the lending program administered by Servicer and, in connection therewith, Lender and Servicer have agreed to treat such acquired loans as if they were initially originated under the Origination Agreement and serviced at all times under the Servicing Agreement except as otherwise set forth in the applicable purchase agreement and as otherwise set forth in this Amendment; and

WHEREAS, Lender and Servicer desire to amend the Origination Agreement as set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:

1.       Effective as of the Effective Date, the Origination Agreement is hereby amended as follows:

a.       Section 1.01 of the Origination Agreement is hereby amended by deleting the definition of “Acquired Loans” and inserting the following in lieu thereof:

““Acquired Loans” shall mean loans previously originated by a financial institution other than Lender through the lending program administered by Servicer that are acquired by Lender from time to time and that Lender and Servicer agree in writing to treat as Loans under this Origination Agreement.”

b.       Section 2.01(a)(i) of the Origination Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“(i) Subject to the terms and conditions hereof, Lender will fund newly originated Loans for the Program Sponsor’s customers identified by Servicer that meet the Underwriting Criteria up to a limit of $[*****] ($[*****]) in aggregate outstanding principal balances at any time (the “Commitment Amount”); provided, however, that, unless otherwise agreed in writing by the Lender, (A) (i) [*****] and (ii) [*****] and (B) [*****]. The Commitment Amount may be increased in accordance with the mutual

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

agreement of Lender and Servicer as evidenced by a written agreement. Loans shall be funded at 100% of par of the Loan.”

c.       Schedule B to the Origination Agreement is hereby amended by deleting item 3 under the heading [*****] in its entirety and inserting the following in lieu thereof:

[*****]

2.       Except as expressly amended hereby, the Origination Agreement shall remain in full force and effect.

3.       This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

[Signature page follows]

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By:	/s/ Timothy D. Kaliban
(Signature)

Name:	Timothy D. Kaliban
(Print Name)

Title:	President

LENDER:

SYNOVUS BANK

By:	/s/ Christopher Pyle
(Signature)

Name:	Christopher Pyle
(Print Name)

Title:	Group Executive